UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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ClearOne Communications, Inc.
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CLEARONE COMMUNICATIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 14, 2008

The Annual Meeting of Shareholders of ClearOne Communications, Inc., a Utah corporation, will be held at 9:00 a.m., local time, on Friday, November 14, 2008, at our corporate offices, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Attendance at the meeting will be limited to shareholders of record (or their authorized representatives) at the close of business on September 29, 2008.

The following describes the purpose of the Annual Meeting:

1.	To elect four members of our Board of Directors;

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors recommends that an affirmative vote be cast in favor of all nominees listed in the proxy statement.

All shareholders are cordially invited to attend the meeting and vote in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

Sincerely,

/s/ Greg A. LeClaire
Greg A. LeClaire
Chief Financial Officer and Corporate Secretary

Salt Lake City, Utah
September 29, 2008

CLEARONE COMMUNICATIONS, INC.
5225 Wiley Post Way, Suite 500
Salt Lake City, Utah 84116
_______________

PROXY STATEMENT
_______________

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of ClearOne Communications, Inc., a Utah corporation, by the Board of Directors for use at our 2008 Annual Meeting of Shareholders to be held November 14, 2008 at 9:00 a.m., local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying notice. The meeting will be held at the above date and time at our corporate offices, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

These proxy solicitation materials were first distributed on or about October 14, 2008 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

Shareholders of record at the close of business on September 29, 2008 are entitled to notice of, and to vote at, the meeting. On the record date, 8,888,348 shares of common stock were issued and outstanding. Each holder of common stock will be entitled to one vote for each share of common stock held on the record date.

Voting of Proxies

By completing and returning the accompanying proxy, the shareholder authorizes Zeynep Hakimoglu, Chairman and Chief Executive Officer, and Greg A. LeClaire, Chief Financial Officer, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR the election of each of the nominees set forth in this proxy statement.

Vote Required for Approval

A quorum must be present at the meeting in order for the shareholders to take official action. Under Utah law and our Articles of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy. Abstentions and broker non-votes will be considered present and entitled to vote at the meeting and will be counted for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter currently proposed for action at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Assuming that a quorum is present, the election of directors will be determined by plurality vote. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees listed in the proxy statement.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us written notice of revocation, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation

We will pay the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and employees, without additional compensation, personally or by telephone, facsimile, or e-mail.

Annual Report and Other Matters

Our 2008 Annual Report on Form 10-K, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report” and “Audit Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a printed copy of our annual report on Form 10-K for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission to each shareholder of record as of the record date that requests a copy in writing. Any such requests should be directed to our company’s secretary at our corporate offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Our articles of incorporation and bylaws provide that our Board of Directors shall consist of not less than three nor more than nine members as the Board of Directors or our shareholders shall determine from time to time.  The Board of Directors has currently fixed the number of directors at four.  The term of each of our directors expires at the 2008 Annual Meeting. We have nominated all four directors for election at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors. The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director.

The Board of Directors unanimously recommends a vote “for” election of the nominees named herein.

Nominees for Director

The following individuals are directors of our company and are nominated for election as directors.

Name	Age	Position	Director Since
Zeynep “Zee” Hakimoglu	55	Chairman, Chief Executive Officer, and President	2006
Brad R. Baldwin	52	Director (1)(2)(3)	1988
Larry R. Hendricks	65	Director (1)(3)	2003
Scott M. Huntsman	43	Director (1)(2)(3)	2003
_______________________

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee

Zee Hakimoglu has served as a director of our company since April 2006. Ms. Hakimoglu joined our company in December 2003 with more than 15 years of executive and senior-level, high-tech management experience and was appointed as President and Chief Executive Officer in July 2004 and Chairman of the Board in July 2007. She served in a variety of executive business development, product marketing, and engineering roles including Vice President of Product Line Management for ClearOne from December 2003 to July 2004; Vice President of Product Line Management for Oplink Communications, a publicly traded developer of fiber optic subsystems and components from December 2001 to December 2002; President of OZ Optics USA, a manufacturer of fiber optic test equipment and components from August 2000 to November 2001; and various management positions including Vice President of Wireless Engineering and wireless business unit Vice President for Aydin Corp., a telecommunications equipment company, formerly traded on the New York Stock Exchange from May 1982 until it was acquired in September 1996. She also was Vice President of Business Development for Kaifa Technology from October 1998 to August 2000 and was instrumental in its acquisition by E-Tek Dynamics, then again acquired by JDS Uniphase. Through these acquisitions, she held the role of Deputy General Manager of the Kaifa business unit. Ms. Hakimoglu earned a Bachelor of Science Degree in Physics from California State College, Sonoma, and a Master’s Degree in Physics from Drexel University.

Brad R. Baldwin has served as a director of our company since October 1988. Mr. Baldwin is an attorney licensed to practice in Utah. Since April 2001, he has been engaged in the commercial real estate business with Commerce CRG in Salt Lake City, Utah. From February 2000 to March 2001, Mr. Baldwin served as an executive with Idea Exchange Inc. From October 1994 to January 2000, he served as President and Chief Executive Officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin holds a Degree in Finance from the University of Utah and a Juris Doctorate Degree from the University of Washington.

Larry R. Hendricks has served as a director of our company since June 2003. Mr. Hendricks is a Certified Public Accountant who retired in December 2002 after serving as Vice President of Finance and General Manager of Daily Foods, Inc., a national meat processing company from. During his 30-year career in accounting, he served as a self-employed CPA from and worked for the international accounting firm Peat Marwick & Mitchell from. Mr. Hendricks has served on the boards of eight other organizations, including Tunex International, Habitat for Humanity, Daily Foods, and Skin Care International. He earned a Bachelor’s Degree in Accounting from Utah State University and a Master of Business Administration Degree from the University of Utah.

Scott M. Huntsman has served as a director of our company since June 2003. Mr. Huntsman has served as President of GlobalSim, a technology and simulation company, since February 2003 and Chief Financial Officer from April 2002 to February 2003. Prior to GlobalSim, he spent 11 years on Wall Street as an investment banker, where he focused on mergers, acquisitions, and corporate finance transactions. From August 1996 to 2000, Mr. Huntsman served at Donaldson, Lufkin and Jenrette Securities Corporation until their merger with Credit Suisse First Boston where he served until October 2001. Mr. Huntsman earned a Bachelor’s Degree from Columbia University and a Master of Business Administration Degree from The Wharton School at the University of Pennsylvania. He also studied at the London School of Economics as a Kohn Fellowship recipient.

Security holders who would like to send communications to any director or the entire Board may do so by submitting such communications to ClearOne Communications, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116, Attention:  Corporate Secretary. The communications will then be forwarded to the appropriate director or the entire Board. The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication.

CORPORATE GOVERANCE

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Baldwin, Hendricks, and Huntsman are independent directors, as “independence” is defined by the listing standards of Nasdaq, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.

Our Board of Directors has adopted charters for the Audit and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board.  We post on our website at www.clearone.com, the charters of our Audit and Nominating Committees; our Code of Ethics, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or Nasdaq regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our corporate offices set forth in this proxy statement.

Audit Committee.  The Audit Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices.  The Audit Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of their audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the accounting standards and principles followed.

The members of the Audit Committee are Scott M. Huntsman (Chairman), Brad R. Baldwin, and Larry R. Hendricks. The Board of Directors has determined that Scott M. Huntsman is an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

Compensation Committee.  The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs.  The members of the Compensation Committee are Brad R. Baldwin (Chairman) and Scott M. Huntsman. Additional information regarding the functions, procedures, and authority of the Compensation Committee is provided in the Compensation Discussion and Analysis contained herein.  The Compensation Committee has not adopted a written charter.

Nominating Committee.  The Nominating Committee is responsible for overseeing the nomination of our directors.  The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors.  The members of the Nominating Committee are Larry R. Hendricks (Chairman), Brad R. Baldwin, and Scott M. Huntsman.  The Nominating Committee met once in 2008.

The Board of Directors will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.”  The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.  All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner.  The current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors, including the independent members thereof.

Board and Committee Meetings

Our board of directors held a total of 23 meetings during the fiscal year ended June 30, 2008.  No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors; and (ii) the total number of meetings held by all committees of the board of directors on which such director was a member.  We encourage each of our directors to attend each annual meeting of stockholders.  To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of stockholders.  Three members of our Board of Directors attended the 2007 annual meeting of stockholders.

During the fiscal year ended June 30, 2008, the Audit Committee held six meetings; the Compensation Committee held four meetings; and the Nominating Committee held one meeting.

Code of Ethics

The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees. The Company’s Code of Ethics is posted on our website at www.clearone.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5. Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the reports and amendments to reports furnished to us during the fiscal year ended June 30, 2008, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such fiscal year.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Position
Zee Hakimoglu	55	President, Chief Executive Officer, and Chairman of the Board of Directors
Greg A. LeClaire	39	Chief Financial Officer and Corporate Secretary
Tracy A. Bathurst	44	Chief Technology Officer
Mark A. Fletcher	55	Vice President of Worldwide Sales
Marthes Solamuthu	35	Vice President of Operations

For the biography of Ms. Hakimoglu, see “Nominees for Director.”

Greg A. LeClaire joined us in September 2006 with more than 15 years of finance and accounting experience, eight of which were served in an executive, senior-level capacity. Mr. LeClaire initially served as our Vice President of Finance and was promoted to Chief Financial Officer in January 2008. He served as Vice President of Finance and Administration with Livedeal.com, an early stage online classifieds website, from April 2006 to August 2006.  Prior to that, Mr. LeClaire had a 12-year career in a variety of senior finance and accounting positions with Utah Medical Products, a publicly traded specialty medical device company, including serving as Vice President and Chief Financial Officer from January 2001 to April 2006. He earned a Bachelor of Science degree in Accounting from the University of Utah and a Master of Science degree in Management from Stanford University.

Tracy A. Bathurst joined us in September 1988 and held several positions with us until he was named Chief Technology Officer in August 2007.  He most recently served as our Vice President of Product Line Management and has nearly 20 years experience in defining and developing communications-related products and technology. Mr. Bathurst has led the design and development of our high performance audio and telecommunications equipment. He earned a Bachelor of Science degree in Industrial Technology from Southern Utah University.

Mark A. Fletcher has served as our Vice-President of Worldwide Sales since July 2008 and has more than 20 years of experience in the audio-visual and communications industries. From 2007 to 2008 he served as Vice President of U.S. Sales for HaiVision Systems Inc. Mr. Fletcher served as Vice President/General Manager and member of the Board of Directors for Automatic Systems, a manufacturer of access control products from 2006 to 2007. At Samsys Technology, a manufacturer of radio frequency identification products, Mr. Fletcher served as Vice President of Global Sales from 2005 to 2006. From 2003 to 2005 Mr. Fletcher served as President of Blue Water Communications, a provider and integrator of technologies for first responders. Mr. Fletcher has extensive experience developing strategic partnerships, leading direct and indirect sales teams, and opening new markets. He earned a Bachelor of Arts degree from the University of North Carolina in Chapel Hill, holds certifications in audio and networking technologies, and is a member of many industry organizations.

Marthes Solamuthu has served as our Vice-President of Operations since August 2006. From January 2001 to August 2006, Mr. Solamuthu served as Senior Operations Manager for Venture Corporation, one of the world’s largest contract manufacturing companies, where he oversaw two manufacturing plants and had full responsibility for large-scale production, materials purchasing, planning, engineering, quality, program management and sales. He earlier held a variety of senior manufacturing positions with Ericsson Mobile, Motorola and Western Digital. He earned a bachelor’s degree in mechanical engineering from Technology University, in Malaysia.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis provides information regarding our executive compensation objectives and principles, procedures, practices and decisions, and is provided to help give perspective to the numbers and narratives that follow in the tables in this section.

Our compensation objectives for executive officers are as follows:

•	to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

•	to use incentive compensation to reinforce strategic performance objectives;

•	to align the interest of our executives with the interests of our shareholders such that risks and rewards of strategic decisions are shared; and

•	to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program. ClearOne strives to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year. In contrast, cash bonuses and long-term incentives are better able to reflect ClearOne’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interest of the company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of the company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

Comparable Companies. In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable companies, namely comparable in terms of size and location. The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate.

Equity Grant Practices. The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests. The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives. Performance-based equity awards are also granted to our named executive officers at this time.

Elements of Executive Compensation

The following components of our executive compensation program and the policies that govern their implementation are as follows:

•	Base Compensation
•	Quarterly Bonus Plan
•	Long-Term Incentive Compensation/Equity Awards
•	Retirement Benefits
•	Employee Stock Purchase Plan
•	Other Personal Benefits

Base Compensation.  We provide executive officers with a level of base salary that recognizes appropriately each individual officer’s scope of responsibility, role in the organization, experience, and contributions to the success of our company.  The Compensation Committee believes that executive officer base compensation needs to be competitive with market rates and makes salary decisions in coordination with the Chief Executive Officer. Certain executive officers received salary increases for fiscal 2008 from fiscal 2007 base pay rates.

Quarterly Bonus Plan. The fiscal year 2008 annual bonus plan was developed to reward executives based on meeting or exceeding certain internal financial objectives that were created by the Chief Executive Officer and our Board of Directors. The financial objectives were established at the beginning of the fiscal year and were based on our revenue, gross margin, operating income, and a certain discretionary amount. Objectives were established for each fiscal quarter. If a quarterly objective was met, a bonus was paid for that quarter. If a quarterly objective was not met, then no related bonus was paid. Executives were not allowed to make up a missed quarterly bonus based on subsequent performance.

Long-Term Incentive Compensation. The Compensation Committee uses employee stock options for long-term executive compensation as a means of achieving the compensation goals previously described. Options are granted under our 2007 Equity Incentive Plan. The Compensation Committee, in consultation with the Chief Executive Officer, determines the number of options granted to each executive with the exception of options granted to the Chief Executive Officer which are determined solely by the Compensation Committee. Factors bearing on the number of options granted to an executive include his or her position, individual performance, and contribution to our overall performance.

Option grants under the 2007 Plan permit a recipient to purchase shares of our common stock at a fixed price (the closing price on the date the option is granted). Options granted to executive officers typically are based on three-year vesting schedules, with one-third vesting on the first anniversary and the remaining options vesting ratably over the remainder of the vesting term. Vested options may be exercised for 90 days following termination of the option holder’s employment with our company.

Retirement Benefits. Our policy is to provide an attractive benefit package to all employees.  Named executive officers of our company are generally eligible to participate, on the terms and conditions applicable to all of our eligible employees, in the ClearOne Communications, Inc. 401(k) Profit Sharing Plan, a broad-based, tax-qualified contributory savings and profit sharing plan.

Employee Stock Purchase Plan.  Our 1997 Employee Stock Purchase Plan encourages employee ownership in our company and provides all employees, including named executive officers, an opportunity to purchase common stock through payroll deductions. Plan participants are able to purchase ten shares of our common stock for the price of nine shares.

Other Personal Benefits.  We  also provide other traditional welfare benefits and limited perquisites to the named executive officers in order to achieve a competitive pay package as detailed in the Summary Compensation Table below.  The Compensation Committee believes that those benefits are reasonable, competitive, and consistent with our overall executive compensation objectives.  Those benefits consist primarily of company-paid premiums for health, life, and disability insurance.

We have not entered into employment agreements with any of our named executive officers. All officers of our company are employed at will and can be terminated without cause.  All employees of our company have signed confidentiality agreements to keep certain information confidential.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed the Compensation Discussion and Analysis with ClearOne management.  Based on such review and discussions with management, the Compensation Committee recommended to our Board of Directors that the foregoing Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the members of the Compensation Committee.

Brad R. Baldwin (Chair)
Scott M. Huntsman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended June 30, 2008, our Compensation Committee consisted of Messrs. Baldwin and Huntsman, both non-employee directors (as defined in Rule 16b-3 under the Exchange Act). None of these committee members had any contractual or other relationships with our company during such fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation

The following tables set forth for the periods indicated the compensation paid or earned by each named executive officer for the fiscal years ending June 30, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Zee Hakimoglu Chairman of the Board Chief Executive Officer and President	2008 2007	200,000 200,000	- -	279,249 288,149	- -	7,267 5,014	486,516 493,163
Greg A. LeClaire Chief Financial Officer and Corporate Secretary (4)	2008 2007	149,615 110,384	- -	93,068 25,886	49,311 33,978	6,744 19,182	298,738 189,430
Tracy A. Bathurst Chief Technology Officer	2008 2007	139,664 139,077	- -	66,574 42,950	41,155 37,590	4,442 3,891	251,835 224,431
Marthes Solamuthu Vice President of Operations	2008 2007	155,000 133,558	- -	82,492 28,738	48,238 32,500	- 38,123	285,730 232,919
Steven P. Andresen Former Vice President of Worldwide Sales (6)	2008 2007	98,973 63,538	- -	57,124 19,108	32,441 15,961	3,285 17,631	191,823 116,238
_______________

(1)
The amounts in the “Option Awards” column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended June 30, 2008 and 2007, in accordance with SFAS 123(R) of awards of stock options granted pursuant to our long-term incentive plans, and thus may include amounts from awards granted in and prior to each reported fiscal year. Assumptions used in the calculation of these amounts are included in footnotes to our audited financial statements for the year ended June 30, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)	The amounts in the “Non-Equity Incentive Plan Compensation” column reflect incentive bonuses based on pre-established performance criteria.

(3)
The amounts in the “All Other Compensation” column reflect our 401(k) and the value of Employee Stock Purchase Plan, or ESPP, matching contributions as follows. Ms. Hakimoglu’s 401(k) matching contribution of $5,055 during 2008 and $3,724 during 2007; ESPP matching contribution of $2,212 during 2008 and $1,291 during 2007.  Mr. LeClaire’s 401(k) matching contribution of $5,096 during 2008 and $3,458 during 2007 as well as relocation of $15,000 during 2007; ESPP matching contribution of $1,648 during 2008 and $723 during 2007.  Mr. Bathurst’s 401(k) matching contribution of $4,442 during 2008 and $3,891 during 2007.  Mr. Andresen’s 401(k) matching contribution of $3,285 during 2008 and $1,216 during 2007 as well as relocation of $16,415 during 2007.

(4)	Mr. LeClaire was named our Chief Financial Officer in January 2008. He formerly served as our Vice President of Finance.

(5)	Mr. Fletcher joined our company in July 2008.

(6)	Mr. Andresen terminated his employment with us during February 2008.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning non-equity and equity based plan awards granted to the named executive officers during the fiscal year ended June 30, 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards		All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock and
Name	Grant Date	Target ($) (1)	Maximum ($) (2)	Underlying Options (#) (3)	of Option Awards ($/sh) (4)	Option Awards ($) (5)
Zee Hakimoglu	-	-	-	-	-	-
	August 14, 2007	-	-	150,000	6.15	500,256

Greg A. LeClaire	-	75,000	105,000	-	-	-
	August 14, 2007	-	-	50,000	6.15	166,752

Tracy A. Bathurst	-	70,000	98,000	-	-	-
	August 14, 2007	-	-	25,000	6.15	83,376

Marthes Solamuthu	-	77,500	108,500	-	-	-
	August 14, 2007	-	-	50,000	6.15	166,752

Steven P. Andresen (6)	-	70,000	98,000	-	-	-
	August 14, 2007	-	-	40,000	6.15	133,402
_______________

(1)
Listed target amounts reflect possible incentive performance bonuses applicable to fiscal 2008 to be paid upon individual’s meeting specific performance criteria. Actual performance based bonuses paid and accrued for fiscal 2008 are listed in the “Non-Equity Incentive Plan Compensation” column in the 2008 “Summary Compensation Table”. The threshold (minimum) payout for each award is $0.

(2)
Listed maximum amounts reflect estimated incentive performance maximum bonuses applicable to fiscal 2008 to be paid upon individual exceeding specific performance criteria. Actual performance based bonuses earned for fiscal 2008 are listed in the “Non-Equity Incentive Plan Compensation” column in the 2008 “Summary Compensation Table.”

(3)	Stock options fully vest three years from the date of grant.

(4)	The exercise price per share under each stock option is the closing price of our common stock on the date of grant.

(5)
Fair value of the options as computed under SFAS 123(R) and the expense attributable to stock awards. Generally, we expense these amounts in our financial statements over the term of the award’s vesting schedule.

(6)	Mr. Andresen terminated his employment with us during February 2008.

Additional Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. Generally, the base salary for each named executive officer is set at the beginning of each fiscal year by our Board of Directors after review of the recommendation of the Compensation Committee. At its August 2008 meeting, the Compensation Committee authorized the increase in base salary of two of our named executive officers; Zee Hakimoglu’s base salary was increased from $200,000 to $220,000 and Tracy Bathurst’s salary was increased from $140,000 to $145,000. Additionally, Ms. Hakimoglu became eligible for our incentive performance bonus plan. She had formerly been granted additional stock options in lieu of being eligible for incentive performance bonuses.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information on the holdings of stock options by the named executive officers as of June 30, 2008.

Name	Number of Securities Underlying Options (#)		Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable (1)
Zee Hakimoglu	50,000	-	$ 6.40	3/24/2014
	100,000	-	5.55	7/26/2014
	87,500	62,500	3.65	9/18/2016
	-	150,000	6.15	8/14/2017

Greg A. LeClaire	7,501	21,250	$ 4.20	11/20/2016
	2,222	2,778	5.05	2/2/2017
	-	50,000	6.15	8/14/2017

Tracy A. Bathurst	6,750	3,250	$ 14.00	12/29/2009
	50,000	-	15.25	5/17/2010
	5,000	-	6.50	4/12/2014
	20,000	-	4.00	1/27/2015
	14,583	10,417	3.65	9/18/2016
	-	25,000	6.15	8/14/2017

Marthes Solamuthu	30,555	19,445	$ 3.26	8/23/2016
	-	50,000	6.15	8/14/2017
_______________

(1) Unvested options vest monthly over a three year period beginning on the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning each exercise of stock options during the fiscal year ended June 30, 2008 for each of the named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Greg A. LeClaire	16,249	17,085
_______________

(1)	Reflects the difference between the market price of our common stock at the time of exercise on the exercise date and the exercise price of the option, multiplied by the number of options exercised.

Potential Payments Upon Termination or Change in Control

Employment Agreements. As of the end of our 2008 fiscal year, none of our named executive officers were party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or each officer to terminate his or her employment for any reason or for no reason.

Accelerated Stock Option Vesting Upon a Change in Control. For certain option grants to executive officers and directors, in the event of a change in control, then all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or closing of the transaction causing the change in control.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid by us to non-employee directors for the year ended June 30, 2008.  Ms. Hakimoglu did not receive additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Brad R. Baldwin	24,000	11,405	35,405
Larry R. Hendricks	24,000	11,405	35,405
Scott M. Huntsman	24,000	11,405	35,405
Harry Spielberg (4)	9,333	4,766	14,099
_______________

(1)	The base annual director’s fee for fiscal 2008 was $24,000.

(2)
The amounts shown in the “Option Awards” column reflect the dollar amount recognized for financial statement reporting purposes for the year ended June 30, 2008 in accordance with SFAS 123(R), and thus included amounts for awards granted in years prior to fiscal 2008. The grant date fair value of each equity award is computed in accordance with FAS 123R.  No options were granted to non-employee directors during fiscal 2008.

(3)
As of the end of fiscal year 2008, each non-employee director had outstanding options for the following number of Company shares: Mr. Baldwin, 135,000; Mr. Hendricks, 60,000; Mr. Huntsman, 60,000 and Mr. Spielberg, 0.

(4)	On November 20, 2007 Mr. Spielberg no longer served as a director of the Company

All directors are also reimbursed by us for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We recognize that transactions between us and any of our directors or executives can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our company and stockholders. Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions. Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our company. Therefore, we intend to adopt a policy which requires our Audit Committee to review and, if appropriate, to approve or ratify any such transactions. Pursuant to the policy, the committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest. After its review the committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders, as the committee determines in good faith.

Related Party Transactions. Edward D. Bagley, former Chairman of the Board and greater than ten percent shareholder serves as a consultant to our company. During the fiscal year ended June 30, 2008 Mr. Bagley received consulting fees of $48,000. Mr. Bagley is eligible to participate in our equity incentive programs and pursuant to his consulting agreement with us will be granted stock options commensurate with grants of stock options made to our directors. No grants of stock options were made to Mr. Bagley during the year ended June 30, 2008. Additionally, in connection with the insurance coverage action described under the caption “Item 3, Legal Proceedings” of our Form 10-K for the year ended June 30, 2008, we and our counsel entered into a Joint Prosecution and Defense Agreement dated as of April 1, 2004 with Edward D. Bagley, former Chairman of the Board of Directors, and his counsel, which generally provides that we and Mr. Bagley will jointly prosecute their claims against the carriers of certain prior period directors’ and officers’ liability insurance policies and jointly defend the claims made by the insurance carriers in order to reduce litigation expenses.

Indemnification of Officers and Directors. Our bylaws and the Utah Revised Business Corporation Act provide for indemnification of directors and officers against reasonable expenses incurred by such persons in connection with civil or criminal actions or proceedings to which they have been made parties because they are or were directors or officers of our company or its subsidiaries. Indemnification is permitted if the person satisfies the required standards of conduct. Certain of the litigation matters described in “Item 3. Legal Proceedings” of our Form 10-K for the year ended June 30, 2008 involved certain of our former directors and officers, each of whom are covered by the aforementioned indemnity and if applicable, certain prior period insurance policies On July 25, 2007, the U.S. Attorney’s Office for the District of Utah indicted two of our former officers, Frances Flood and Susie Strohm, for allegedly causing us to issue materially misstated financial statements for our 2001 and 2002 fiscal years.  On January 31, 2008, the U.S. Attorney’s Office filed a Second Superseding Indictment further alleging perjury in connection with the prior investigation by the SEC into the alleged misstatements.  We are cooperating fully with the U.S. Attorney’s Office in this matter and have been advised that we are neither a target nor a subject of the investigation or indictment.  In December 2003, ClearOne entered into indemnification agreements with each former officer, requiring payment of all reasonable attorney’s fees and costs incurred in defending against the charges in certain circumstances consistent with and subject to limitations under applicable law.  To date, we have paid approximately $1.8 million in attorney’s fees and costs to defend against the charges. As of August 21, 2008, these former officers have requested advancement of an additional $365,000 in legal fees and costs incurred as of that date, which amounts we have not paid.  On August 21, 2008, Ms. Strohm and her counsel filed a lawsuit in the Third Judicial District Court in Salt Lake City, Utah seeking a declaratory judgment and injunctive relief to compel us to continue to advance Ms. Strohm’s attorney’s fees and costs to defend against the charges, plus interest for amounts previously requested and not paid.  Also on August 21, 2008, Ms. Flood filed a lawsuit in Federal District Court for the District of Utah, seeking similar relief. We understand that the trial date has been moved from October 20, 2008 to February 2, 2009. We have accrued for legal fees and costs of the probable amount the Company was able to estimate of its contingent liability under the indemnification agreements at June 30, 2008.  In accordance with Statement of Financial Accounting Standards No. 5, “Accounting for Contingencies”, we have accrued a total of $3.3 million, the balance of which was about $1.5 million at June 30, 2008 representing the probable amount that, as of the date of the financial statements, could be reasonably estimated of our contingent liability, through trial, under the indemnification agreements if required under applicable law.  The accrual is management’s best estimate of our contingent liability as of the date of the issuance of its financial statements.  In accordance with SFAS No. 5, we will adjust our contingent liability, as necessary, to reflect the probable amount that can be reasonably estimated.  Our actual liability may be higher or lower than management’s estimate upon final resolution of the matter.  We will adjust our contingent liability, as needed, so that it remains an estimable and probable amount of our contingent financial liability as of the date of issuance of the applicable financial statements.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three directors, all of whom are independent as defined in Nasdaq and SEC rules and regulations. The members of the Audit Committee are Scott M. Huntsman, Brad R. Baldwin, and Larry R. Hendricks. Scott M. Huntsman is the Board of Directors’ designated “audit committee financial expert” as that term is defined in SEC rules.

Management is responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit.  The Audit Committee reviews these processes on behalf of the Board of Directors.  The Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2008.

Additionally, the Audit Committee has discussed with the principal accountants the auditors’ independence from management and our company including the matters in the written disclosure and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of nonaudit services with the accountants’ independence. The Audit Committee also discussed with the principal accountants any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee.

Scott M. Huntsman (Chair)
Brad R. Baldwin
Larry R. Hendricks

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our common stock as of September 29, 2008 by (i) each director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock.

Name of Beneficial Owner(1)	Shares Beneficially Owned
	Number (2)	Percent (2)
Directors and Executive Officers:
Zee Hakimoglu (3)	342,520	3.7%
Brad R. Baldwin (4)	228,082	2.5%
Tracy A. Bathurst (5)	109,527	1.2%
Greg A. LeClaire (6)	67,155	*
Marthes Solamuthu (7)	57,482	*
Larry R. Hendricks (8)	56,416	*
Scott M. Huntsman (9)	55,416	*
All directors and executive officers as a group (8 persons)	916,598	9.5%
5% Stockholders:
Edward Dallin Bagley (10)	1,745,717	19.5%
Royce & Associates Inc. (11).	950,108	10.7%
FMR Corp. (12)	940,503	10.6%

_______________

*	Less than 1.0%.

(1)
Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law.  Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne Communications, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

(2)
The percentages shown are calculated based on 8,888,348 shares of common stock outstanding on September 29, 2008.  The numbers and percentages shown include the shares of common stock actually owned as of September 29, 2008 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.  In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of September 29, 2008 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person or group.

(3)	Includes 316,666 shares of common stock issuable upon exercise of stock options.

(4)
Includes 88,666 shares held in the Baldwin Family Trust; 9,000 shares owned directly, which are held in an IRA under the name of Mr. Baldwin; and 130,416 shares of common stock issuable upon exercise of stock options.

(5)	Includes 109,527 shares of common stock issuable upon exercise of stock options.

(6)	Includes 36,250 shares of common stock issuable upon exercise of stock options.

(7)	Includes 56,944 of common stock issuable upon exercise of stock options.

(8)	Includes 55,416 of common stock issuable upon exercise of stock options.

(9)	Includes 55,416 shares of common stock issuable upon exercise of stock options.

(10)	Includes 126,166 shares held by Mr. Bagley’s spouse with respect to which he disclaims beneficial ownership and 45,500 shares of common stock issuable upon exercise of stock options.

(11)
Represents 950,108 shares of our common stock beneficially owned Royce & Associates in its capacity as investment advisor on behalf of its clients.  Royce & Associates has sole voting and dispositive power over all of such shares.  The address of Royce & Associates is 1414 Avenue of the Americas, New York, NY 10019.  This information is based upon a Schedule 13G, as filed and amended with the SEC as of December 31, 2007.

(12)
Represents 940,503 shares of common stock beneficially owned by FMR Corp.  Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and a registered investment advisor beneficially owns 940,503 of such shares as a result of acting as investment advisor to various investment companies.  Edward C. Johnson III and FMR Corp. each have sole power to dispose of the 940,503 shares owned by the Fidelity Funds.  Neither FMR Corp., nor Edward C. Johnson III as Chairman of FMR Corp. has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the funds’ board of trustees. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.  This information is based upon a Schedule 13G, as filed and amended with the SEC as of February 14, 2007.

PERFORMANCE GRAPH

The following graph compares what an investor’s five-year cumulative total return (assuming reinvestment of dividends) would have been assuming $100 initial investments on June 30, 2003, for our common stock and the two indicated indices. The calculations of cumulative stockholder return for the NASDAQ Composite Index and the Morgan Stanley Technology Index include reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay any dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

INDEPENDENT PUBLIC ACCOUNTANTS

We have retained Jones Simkins, P.C. as our auditor and independent certified public accountants for the two years ended June 30, 2007 and 2008.  The selection of our auditors for the current fiscal year is not being submitted to the shareholders for their consideration.  The selection of the independent auditors for 2009 will be made by the Audit Committee of the Board of Directors, at such time as they may deem it appropriate.

It is anticipated that a representative of Jones Simkins, P.C. will attend the meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation, although the representative will have an opportunity to do so if he desires.

The following table presents aggregate fees billed to our company for the years ended June 30, 2008 and June 30, 2007.

	2008	2007
Audit Fees (1)	$ 83,579	$ 76,317
Audit Related Fees	$ -	$ -
Tax Fees (2)	$ 66,823	$ 2,533
All Other Fees (3)	$ 54,058	$ -
Total	$ 204,462	$ 78,850

(1)	Represents fees billed for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q.

(2)	Represents fees billed for tax filing, preparation, and tax advisory services.

(3)	Represents fees billed for all other non-audit services, such as consulting on potential acquisitions or dispositions.

Pre-Approval Policies and Procedures

The Audit Committee ensures that we engage our independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of our public accountants.  The Audit Committee approves or pre-approves all services provided by our public accountants.  Permitted services include audit and audit-related services, tax and other non-audit related services.  Certain services are identified as restricted.  Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined to be incompatible with the role of an independent auditor.   All fees identified in the preceding table were approved by the Audit Committee.  During 2008, the Audit Committee reviewed all non-audit services provided by our independent registered public accounting firm, and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2009 must notify us at our principal executive offices no later than June 16, 2009 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2009, except in circumstances where (i) we receive notice of the proposed matter no later than August 30, 2009 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other business to be submitted at the meeting.  If any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as our Board of Directors may recommend.

Dated:  September 29, 2008

CLEARONE COMMUNICATIONS, INC.
5225 WILEY POST WAY, SUITE 500
SALT LAKE CITY, UTAH 84116

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.  Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.  Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEARONE COMMUNICATIONS, INC.

Vote on Directors                                                                           For           Withhold                      For All
                                                                                                          All                   All                           Except
I.	ELECTION OF DIRECTORS
Nominees:                                                         ⁭               ⁭                        ⁭

01) Brad R. Baldwin
02) Zeynep “Zee” Hakimoglu
03) Larry R. Hendricks
04) Scott M. Huntsman

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

II.	To Transact such other business as may properly come before the Annual Meeting

THIS PROXY, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL DIRECTORS SET FORTH HEREIN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name,  by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]                                    Date

Signature [Joint Owners]                                                                Date

CLEARONE COMMUNICATIONS, INC.
Proxy for Annual Meeting of Shareholders
November 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ClearOne Communications, Inc., a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 29, 2008, and hereby appoints Zeynep Hakimoglu and Greg A. LeClaire, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on November 14, 2008, at 9:00 a.m., MST, at the Company’s corporate offices, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any postponement or adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.  In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.